Exhibit 1.1

                             JOINT FILING AGREEMENT


         This JOINT FILING AGREEMENT, dated as of July 25, 2006, is made by and between FRIT Holdings LLC, a Delaware limited liability company ("FRITH"), Fortress Registered Investment Trust, a Delaware business trust ("FRIT"), Fortress Investment Fund LLC, a Delaware limited liability company ("FIF"), Fortress Fund MM LLC, a Delaware limited liability company ("Fund MM"), FIT-ALT Investor LLC, a Delaware limited liability company ("FIT-ALT"), FIT Holdings LLC, a Delaware limited liability company ("FITH"), Fortress Investment Trust II, a Delaware business trust ("FIT II"), Fortress Investment Fund II LLC, a Delaware limited liability company ("FIF II"), Fortress Fund MM II LLC, a Delaware limited liability company ("Fund MM II"), RIC Coinvestment Fund LP, a Delaware limited partnership ("RIC"), FIG Advisors LLC, a Delaware limited liability company, Fortress Investment Group LLC, a Delaware limited liability company ("FIG") and Fortress Investment Holdings LLC, a Delaware limited liability company ("FIH"). FRITH, FRIT, FIF, Fund MM, FIT-ALT, FITH, FIT II, FIF II, Fund MM II, RIC, FIGA, FIG and FIH are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13D is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.


                                   FRIT HOLDINGS LLC


                                   By:   Fortress Registered Investment Trust,
                                         a Delaware business trust, as Managing
                                         Member

                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS REGISTERED INVESTMENT TRUST


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS INVESTMENT FUND LLC


                                   By:   Fortress Fund MM LLC, a Delaware
                                         limited liability company, as Managing
                                         Member

                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS FUND MM LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FIT-ALT INVESTOR LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FIT HOLDINGS LLC


                                   By:   Fortress Investment Trust II, as
                                         Managing Member


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS INVESTMENT TRUST II


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS INVESTMENT FUND II LLC

                                   By:   Fortress Fund MM II LLC, as Managing
                                         Member


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FORTRESS FUND MM II LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   RIC COINVESTMENT FUND LP


                                   By:   RIC Coinvestment GP LLC, its general
                                         partner


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer and
                                         Secretary


                                   FIG ADVISORS LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer of Fortress
                                         Investment Group LLC, managing member
                                         of FIG Advisors LLC


                                   FORTRESS INVESTMENT GROUP LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Chief Operating Officer


                                   FORTRESS INVESTMENT HOLDINGS LLC


                                   By:   /s/ Randal A. Nardone
                                         --------------------------------------
                                         Randal A. Nardone
                                         its Manager